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                SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): November 5, 2004

               IndyMac MBS, INC., (as depositor
               under the Pooling and Servicing
               Agreement, dated as of November 1,
               2004, providing for the issuance
               of the IndyMac MBS, INC., Indy
               INDX Mortgage Loan Trust
               2004-AR13, Mortgage Pass-Through
               Certificates, Series 2004-AR13).

                               IndyMac MBS, INC.
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            (Exact name of registrant as specified in its charter)

      Delaware                333-119384              95-4791925
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    (State or Other          (Commission          (I.R.S. Employer
     Jurisdiction            File Number)       Identification No.)
   of Incorporation)

            155 North Lake Avenue
            Pasadena, California                      91101
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  (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.
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Item 8.01  Other Events.
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      It is expected that during November 2004, a single series of certificates, entitled IndyMac INDX Mortgage Loan Trust 2004-AR13, Mortgage Pass-Through Certificates, Series 2004-AR13 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among IndyMac MBS, Inc, as depositor, IndyMac Bank, F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-119384) and sold to Credit Suisse First Boston LLC (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

      In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto as
Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

      The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by one of more of the Underwriters. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-AR13.

Section 9  Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c)  Exhibits:
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Exhibit No.
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        99.1. Computational Materials filed on November 24, 2004.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.

                                     By: /s/ Victor Woodworth
                                        ------------------------
                                        Victor Woodworth
                                        Vice President

Dated:   November 24, 2004

                                 Exhibit Index
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Exhibit                                                        Page
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99.1. Computational Materials filed on November, 24 2004.         6